UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Government Income Trust

September 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 27, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Government Income Trust (the “Fund”) for the annual reporting period ended September 30, 2007. On August 2, 2007, the Board of Directors (the “Board”) of the Fund approved a change to the Fund’s investment policy of investing at least 80% of its net assets in government securities. Under the revised investment policy, the Fund invests at least 80% of its net assets in fixed-income securities. To reflect the Fund’s broader investment approach, the Board approved a change of the Fund’s name to AllianceBernstein Global Bond Fund. This change allows the Fund to invest in a broader range of debt securities, including corporate debt securities. These changes became effective on November 5, 2007.

Investment Objectives and Policies

This open-end Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in government securities (as discussed above, this investment policy was revised effective November 5, 2007). The Fund invests, under normal circumstances, at least 65% of its net assets in debt securities issued or guaranteed by governments of countries that are members of the Organization of Economic Co-operation and Development, or OECD (this requirement was removed effective November 5, 2007). The Fund’s investments may be denominated in local currency or U.S. dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. dollar-denominated securities (the requirement to invest at least 25% of assets in U.S. dollar-denominated securities was removed effective November 5, 2007). The Fund may invest in debt securities with a range of maturities from short- to long-term. Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated investment grade at the time of investment (this requirement was removed effective November 5, 2007). The Fund may use borrowing for investment purposes. The Fund may invest in mortgage-related and other asset-backed securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Lehman Brothers (LB) Global Treasury Index (hedged to the U.S. dollar). In November of 2007, the Fund’s investment guidelines changed to comprise a multi-sector approach, as opposed to a government-only approach. As a result, the benchmark was changed on November 5, 2007, to the LB Global Aggregate Bond Index, which complies more accurately with the Fund’s broadened guidelines.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	1

The Fund’s Class A shares without sales charges significantly outperformed the benchmark for both the six-and 12-month periods ended September 30, 2007. Exposure to local and U.S. dollar-denominated emerging market debt (Brazil, Turkey, Panama, Peru and the Philippines) was the largest contributor to the Fund’s outperformance for both periods. The Fund’s non-U.S. currency exposure as the U.S. dollar weakened against most major currencies and underweight position to Europe, which underperformed, also added to the Fund’s relative performance. The Fund’s use of leverage was also a positive contributor to performance for both periods.

Market Review and Investment Strategy

The past several months have seen the return of volatility to the global capital markets, as the credit crisis in the U.S. subprime market spilled over—in the form of a liquidity crunch—into other sectors and asset classes, and even the overnight funding market. As investors flocked to the safety of the highest-quality securities, government bond yields fell worldwide and yield spreads widened across fixed-income markets.

Central banks—including the European Central Bank, the U.S. Federal Reserve (the “Fed”), the Bank of Japan, the Bank of Canada, the Bank of England and the Reserve Bank of Australia—responded by injecting liquidity into the markets via cheap loans to banks; the Fed also cut its discount rate. These measures culminated in the Fed’s dramatic 50-basis-point ease, which aimed to restore confidence in the financial markets and put the economy on firmer footing. Markets responded favorably, as evidenced by the subsequent tightening of yield spreads—though spreads remain well above pre-crisis levels.

Most global bond returns hedged to the U.S. dollar (USD) were generally weak early in the 12-month reporting period, as a tightening trend among global central banks in developed economies continued with the Euro area, the United Kingdom and Japan all raising official rates. Conversely, global government bonds rallied in the final three months of the annual reporting period in a flight to quality. For the annual period, global bonds returned 4.08%, with 2.97% of that return being earned in the final three months of the period. U.S. Treasuries outperformed for the year, returning 5.62%, while the Euro area and U.K. underperformed, returning 1.95% and 0.25%, respectively. Robust growth and interest-rate hikes throughout the year by their respective central banks dampened returns in both regions. Government bond returns in Japan outperformed, returning 6.83%.

The emerging market debt class posted a solid return of 7.51% for the annual reporting period, outperforming developed-market government debt. Select emerging market debt countries in local currency terms (unhedged to USD) posted even stronger returns due to strong local currencies and falling interest rates. Brazil, the Fund’s largest local debt holding, significantly outperformed, posting a

2	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

return of 37.33%. Local emerging debt in Turkey, at 60.40%, and Peru, at 16.42%, also posted strong returns. Emerging market debt was supported throughout most of the reporting period by solid global growth, strong investor demand and ample financial-market liquidity.

Within the Fund’s developed government holdings, the Global Fixed Income Investment Team (the “Team”) continued to underweight Europe and the U.K., with a near-market weight in the U.S. Rising official rates and a downwardly sloping yield curve made U.K. debt relatively unattractive. Robust growth and expectations of further rate increases also led the Team to underweight the Euro area. More recently, modest additional leverage was employed to take advantage of opportunities in Singapore and Turkey, whereas exposure to Mexico and South Korea was decreased. As spreads widened late in the period due to subprime and credit concerns, the Team used this as an opportunity to add additional mortgage exposure to the Fund.

Emerging debt countries favored during the annual period included Brazil, Peru, Turkey, Indonesia and Panama. Like most Latin American countries, Brazil benefited from a virtuous cycle of robust net exports, capital inflows, and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves and has made great strides in decreasing its external and sovereign debt ratios, two of the most critical factors for advancing to investment grade. Peru has benefited from strong economic growth and progress in building dollar reserves as well as decreasing its external and sovereign debt ratios. Panama was supported by a strengthening economy and canal-related fees, services and expansion.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The LB Global Treasury Index (hedged to the U.S. dollar) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Treasury Index (hedged to the U.S. dollar) is a basket of Treasury securities from approximately 35 global developed countries and approximately 1,000 different issues. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forward and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Global Government Income Trust

Class A	5.82%	12.47%

Class B	5.44%	11.65%

Class C	5.30%	11.65%

Lehman Brothers (LB) Global Treasury Index—Hedged to the U.S. dollar	2.21%	4.08%

GROWTH OF A $10,000 INVESTMENT IN THE FUND

9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Government Income Trust Class A shares (from 9/30/97 to 9/30/07) as compared to its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			4.66%
1 Year	12.47%	7.75%
5 Years	10.34%	9.39%
10 Years	8.88%	8.41%

Class B Shares			4.15%
1 Year	11.65%	8.65%
5 Years	9.56%	9.56%
10 Years(a)	8.38%	8.38%

Class C Shares			4.16%
1 Year	11.65%	10.65%
5 Years	9.54%	9.54%
10 Years	8.09%	8.09%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
		SEC Returns
Class A Shares
1 Year		7.75%
5 Years		9.39%
10 Years		8.41%

Class B Shares
1 Year		8.65%
5 Years		9.56%
10 Years(a)		8.38%

Class C Shares
1 Year		10.65%
5 Years		9.54%
10 Years		8.09%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expenses as 1.03%, 1.75% and 1.73% for Class A, Class B and Class C Shares, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

See Historical Performance disclosures on page 4.

6	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2007		Ending Account Value September 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,058.22	$1,014.99	$10.37	$10.15
Class B	$1,000	$1,000	$1,054.36	$1,010.98	$14.47	$14.17
Class C	$1,000	$1,000	$1,053.03	$1,011.53	$13.90	$13.62
*	Expenses are equal to the classes’ annualized expense ratios of 2.01%, 2.81% and 2.70%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	7

Fund Expenses

PORTFOLIO SUMMARY

September 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $1,550.1

*	All data are as of September 30, 2007. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 2.1% weightings in the following countries: Argentina, Canada, Indonesia, New Zealand, Panama, Philippines, Poland, Russia, Sweden, Uruguay and Venezuela.

8	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2007

		Principal Amount (000)	U.S. $ Value

SOVEREIGNS – 76.3%
Argentina – 0.4%
Republic of Argentina 5.389%, 8/03/12(a)(b)	US$	6,669	$5,990,167

Australia – 2.7%
Government of Australia
Series 121 5.25%, 8/15/10(a)	AUD	38,540	33,141,326
Series 909 7.50%, 9/15/09(a)		10,324	9,388,744

			42,530,070

Brazil – 7.5%
Republic of Brazil
12.50%, 1/05/16-1/05/22(a)	BRL	178,991	116,105,654

Colombia – 2.2%
Republic of Colombia 11.75%, 2/25/20(a)	US$	8,228	12,054,020
12.00%, 10/22/15(a)	COP	38,883,000	21,650,510

			33,704,530

Germany – 3.2%
Bundesrepublik Deutschland Series 03 4.75%, 7/04/34(a)	EUR	6,690	9,743,848

Germany (Federal Republic of) Series 97 6.50%, 7/04/27(a)		22,110	39,190,891

			48,934,739

Hungary – 3.5%
Hungary
6.50%, 8/12/09(a)	HUF	2,094,250	11,767,655
Series 12/B 7.25%, 6/12/12(a)		7,249,580	41,908,009

			53,675,664

Indonesia – 1.1%
Indonesia Rupiah Credit Linked Note 11.00%, 10/15/14(a)	IDR	70,498,625	8,415,847
12.90%, 6/17/22(a)		70,203,600	9,469,037

			17,884,884

Japan – 19.9%
Government of Japan Ten Year Bond Series 240 1.30%, 6/20/12(a)	JPY	5,000,000	43,766,770
Series 257 1.30%, 12/20/13(a)		14,800,000	128,721,281

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 268 1.50%, 3/20/15(a)	JPY	6,336,100	$55,425,388
Series 271 1.20%, 6/20/15(a)		9,400,000	80,314,373

			308,227,812

Mexico – 6.7%
Mexican Bonos Series M 9.00%, 12/22/11(a)	MXN	589,297	56,461,646
Series M 20 10.00%, 12/05/24(a)		436,094	47,627,878

			104,089,524

New Zealand – 1.0%
New Zealand Government Bond Series 708 6.00%, 7/15/08(a)	NZD	20,474	15,385,707

Panama – 1.5%
Republic of Panama 6.70%, 1/26/36(a)	US$	22,310	22,901,215

Peru – 4.2%
Peru Bono Soberano 7.84%, 8/12/20(a)	PEN	13,000	4,750,384
8.20%, 8/12/26(a)		30,663	11,804,932
9.91%, 5/05/15(a)		48,440	19,194,458
Series 7 8.60%, 8/12/17(a)		22,510	8,518,041
Republic of Peru 7.35%, 7/21/25(a)	US$	3,768	4,304,940
8.75%, 11/21/33(a)		12,421	16,321,194

			64,893,949

Philippines – 1.1%
Republic of Philippines 8.25%, 1/15/14(a)		3,318	3,696,252
8.875%, 3/17/15(a)		1,018	1,183,425
10.625%, 3/16/25(a)		8,217	11,524,342

			16,404,019

Poland – 0.8%
Poland Series 1013 5.00%, 10/24/13(a)	PLN	33,460	12,246,075

Singapore – 3.9%
Singapore Government Bond 3.75%, 9/01/16(a)	SGD	84,000	61,166,759

10	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

South Africa – 4.4%
Republic of South Africa Series R153 13.00%, 8/31/10(a)	ZAR	418,996	$68,876,147

Sweden – 1.6%
Government of Sweden Series 1045 5.25%, 3/15/11(a)	SEK	155,000	24,849,164

Turkey – 4.0%
Republic of Turkey 6.875%, 3/17/36(a)	US$	3,780	3,606,120

Turkey Government Bond Zero Coupon, 11/26/08(a)	TRY	57,250	39,420,443
Zero Coupon, 2/04/09(a)		10,907	7,303,262
Zero Coupon, 5/06/09(a)		11,880	7,688,043
16.00%, 3/07/12(a)		5,680	4,740,753

			62,758,621

United Kingdom – 6.4%
United Kingdom Gilt 5.00%, 3/07/12(a)	GBP	37,500	76,740,345
7.25%, 12/07/07(a)		10,637	21,820,540

			98,560,885

Uruguay – 0.1%
Republic of Uruguay 3.70%, 6/26/37(a)	UYU	50,288	2,144,537

Venezuela – 0.1%
Republic of Venezuela 5.75%, 2/26/16(a)	US$	1,250	1,056,250
9.25%, 9/15/27(a)		625	650,000
9.375%, 1/13/34(a)		31	32,317

			1,738,567

Total Sovereigns (cost $1,091,576,140)			1,183,068,689

U.S. TREASURIES – 14.7%
U.S. Treasury Notes – 8.0%
4.625%, 11/15/16(c)		14,340	14,410,582
4.75%, 2/28/09(a)(c)		108,392	109,535,210

			123,945,792

U.S. Treasury Strips – 3.7%
Zero Coupon, 11/15/21(a)		115,000	56,939,720

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bonds – 3.0%
5.375%, 2/15/31(c)	US$	43,476	$46,539,710

Total U.S. Treasuries (cost $219,583,603)			227,425,222

FIXED RATE 30-YEARS – 6.4%
Federal Home Loan Mortgage Corp. – 5.3%
6.055%, 10/24/37(d)		20,000	20,262,500
Series 2007 4.50%, 3/01/36(a)		35,697	33,167,840
6.00%, 8/01/37(a)		28,452	28,486,021

			81,916,361

Federal Gold Loan Mortgage Corp. – 1.1%
Series 2007 7.00%, 2/01/37(a)		16,946	17,497,856

Total Fixed Rate 30-Years (cost $98,812,617)			99,414,217

AGENCY ARMS – 5.2%
Federal National Mortgage Association – 4.3%
Series 2006 5.921%, 6/01/36(a)(b)		31,969	32,407,268
Series 2007 5.79%, 8/01/37(a)(b)		33,720	33,940,395

			66,347,663

Federal Home Loan Mortgage Corp. – 0.9%
Series 2007 5.799%, 2/01/37(a)(b)		11,081	11,165,704
5.816%, 11/01/36(a)(b)		2,282	2,302,304

			13,468,008

Total Agency ARMS (cost $79,528,308)			79,815,671

FIXED RATE 15-YEARS – 2.3%
Federal Home Loan Mortgage Corp. – 2.3%
4.50%, 9/01/35(a) (cost $34,948,002)		37,587	34,925,375

12	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.7%
U.S. Treasury Notes – 1.4%
2.00%, 1/15/16 (TIPS)(a)	US$	22,872	$22,357,352

Uruguay – 0.3%
Uruguay Government International Bond 5.00%, 9/14/18(a)	UYU	91,181	4,382,116

Total Inflation-Linked Securities (cost $26,283,047)			26,739,468

TREASURY BILLS – 1.5%
Canada – 1.5%
Canada Treasury Bills Zero Coupon, 10/18/07(a) (cost $22,188,332)	CAD	23,460	23,535,004

CORPORATES – 1.0%
Russia – 1.0%
Gaz Capital For Gazprom 6.212%, 11/22/16(a)(e) (cost $14,654,113)	US$	15,000	14,779,500

SUPRANATIONALS – 0.4%
South Africa – 0.4%
International Bank for Reconstruction & Development Series GMTN 9.75%, 8/02/10(a) (cost $6,929,155)	ZAR	47,840	6,894,167

REGIONALS – 0.2%
Colombia – 0.2%
Bogota Distrio Capital 9.75%, 7/26/28(a)(e)	COP	4,794,000	2,275,664
9.75%, 7/26/28(d)		1,901,000	902,386

Total Regionals (cost $2,908,863)			3,178,050

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Repurchase Agreements – 0.7%
Deutsche Bank 4.800%, dated 9/28/07, due 10/01/07 in the amount of $11,204,480 (cost $11,200,000; collaterized by $11,230,000 FHLMC, 5.550%, due 6/13/09, value $11,397,368) (cost $11,200,000)	US$	11,200	$11,200,000

Total Investments – 110.4% (cost $1,608,612,180)			1,710,975,363
Other assets less liabilities – (10.4)%			(160,882,826)

Net Assets – 100.0%			$1,550,092,537

14	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at September 30, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Canadian Dollar settling 11/16/07	7,664	$7,297,030	$7,709,443	$412,413
Canadian Dollar settling 11/16/07	15,894	15,332,925	15,987,592	654,667
Euro Dollar settling 10/30/07	4,482	6,335,644	6,395,535	59,891
Great British Pound settling 11/28/07	6,762	13,515,409	13,816,844	301,435
Japanese Yen settling 10/16/07	47,521	415,740	414,429	(1,311)
New Zealand Dollar settling 11/19/07	23,357	16,653,635	17,619,373	965,738
Polish Zloty settling 10/16/07	95,862	35,480,536	36,278,989	798,453
Singapore Dollar settling 10/29/07	1,575	1,048,044	1,062,397	14,353
South African Rand settling 10/22/07	18,021	2,512,412	2,608,344	95,932
Sale Contracts:
Australian Dollar settling 11/29/07	5,612	4,831,868	4,967,346	(135,478)
Canadian Dollar settling 11/16/07	23,262	22,095,769	23,399,029	(1,303,260)
Euro Dollar settling 10/30/07	35,501	48,508,877	50,661,093	(2,152,216)
Great British Pound settling 11/28/07	28,661	57,264,514	58,563,370	(1,298,856)
Hungary Forints settling 12/05/07	7,487,384	41,951,063	42,377,819	(426,756)
Japanese Yen settling 10/16/07	10,123,800	86,636,319	88,289,730	(1,653,411)
Japanese Yen settling 11/28/07	24,954,092	216,897,801	218,782,458	(1,884,657)
Mexican Peso settling 10/04/07	402,504	36,078,004	36,796,208	(718,204)
Mexican Peso settling 10/04/07	371,645	33,665,917	33,975,092	(309,175)
Mexican Peso settling 10/04/07	371,645	33,769,313	33,975,092	(205,779)
New Zealand Dollar settling 11/19/07	28,707	20,433,914	21,654,889	(1,220,975)
Polish Zloty settling 10/18/07	94,881	33,359,978	35,908,657	(2,548,679)
Singapore Dollar settling 10/29/07	45,764	30,178,978	30,869,748	(690,770)
Singapore Dollar settling 10/29/07	45,764	30,157,698	30,869,748	(712,050)
South African Rand settling 10/22/07	53,890	7,700,000	7,800,110	(100,110)
South African Rand settling 10/22/07	267,121	35,845,598	38,663,291	(2,817,693)
Swedish Krona settling 12/11/07	164,423	25,237,566	25,568,538	(330,972)

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	15

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
Deutsche Bank	4.30%	10/03/07	$14,355,781
Deutsche Bank	4.40	10/03/07	45,764,436
Deutsche Bank	4.45	10/03/07	87,530,871

			$147,651,088

Currency	Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
COP	– Colombian Peso
EUR	– Euro Dollar
GBP	– Great British Pound
HUF	– Hungarian Forint

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

PEN – Peruvian New Sol

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – New Turkish Lira

US$ – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

(a)	Position, or a portion thereof, has been pledged to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,527,308,204.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $149,878,428.

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the aggregate market value of these securities amounted to $17,957,550 or 1.2% of net assets.

Glossary:

FHLMC	– Federal Home Loan Mortgage Corporation
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2007

Assets
Investments in securities, at value (cost $1,608,612,180)	$1,710,975,363
Cash	296,578
Foreign cash, at value (cost $1,581,064)	1,647,930
Unrealized appreciation of forward currency exchange contracts	3,302,882
Interest receivable	17,795,762
Receivable for capital stock sold	15,135,310
Receivable for investment securities sold and foreign currency contracts	2,982,926

Total assets	1,752,136,751

Liabilities
Unrealized depreciation of forward currency exchange contracts	18,510,352
Reverse repurchase agreements	147,651,088
Payable for investment securities purchased and foreign currency contracts	23,229,884
Payable for capital stock redeemed	8,728,666
Dividends payable	2,582,242
Advisory fee payable	623,205
Distribution fee payable	153,143
Transfer Agent fee payable	62,222
Administrative fee payable	26,312
Accrued expenses and other liabilities	477,100

Total liabilities	202,044,214

Net Assets	$1,550,092,537

Composition of Net Assets
Capital stock, at par	$192,063
Additional paid-in capital	1,594,029,028
Distributions in excess of net investment income	(19,546,625)
Accumulated net realized loss on investments and foreign currency transactions	(112,213,669)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	87,631,740

$1,550,092,537

Net Asset Value Per Share—9 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,071,398,412	132,836,498	$8.07	*

B	$171,078,395	21,208,324	$8.07

C	$307,615,730	38,018,673	$8.09

*	The maximum offering price per share for Class A shares was $8.43 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

Investment Income
Interest (net of foreign taxes withheld of $279,874)		$100,941,969
Expenses
Advisory fee (see Note B)	$7,324,605
Distribution fee—Class A	2,898,482
Distribution fee—Class B	2,284,811
Distribution fee—Class C	2,702,795
Transfer agency—Class A	1,022,965
Transfer agency—Class B	290,888
Transfer agency—Class C	295,716
Custodian	1,571,560
Printing	100,221
Registration	98,077
Administrative	94,250
Audit	85,368
Legal	41,748
Directors’ fees	37,532
Miscellaneous	41,371

Total expenses before interest expense	18,890,389
Interest expense	11,177,917

Total expenses	30,068,306
Less: expense offset arrangement (see Note B)	(91,638)

Net expenses		29,976,668

Net investment income		70,965,301

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investment transactions		69,272,341
Futures contracts		217,449
Foreign currency transactions		17,608,573
Net change in unrealized appreciation/depreciation of:
Investments		39,151,081
Futures contracts		595,782
Foreign currency denominated assets and liabilities		(28,531,696)

Net gain on investments and foreign currency transactions		98,313,530

Net Increase in Net Assets from Operations		$169,278,831

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$70,965,301	$84,963,670
Net realized gain on investments and foreign currency transactions	87,098,363	50,979,005
Net change in unrealized appreciation/depreciation investments and foreign currency denominated assets and liabilities	11,215,167	(82,713,534)

Net increase in net assets from operations	169,278,831	53,229,141
Dividends to Shareholders from
Net investment income
Class A	(48,204,983)	(55,136,184)
Class B	(9,719,344)	(16,880,473)
Class C	(11,522,327)	(12,981,346)
Capital Stock Transactions
Net decrease	(19,137,841)	(82,204,747)

Total increase (decrease)	80,694,336	(113,973,609)
Net Assets
Beginning of period	1,469,398,201	1,583,371,810

End of period (including distributions in excess of net investment income of ($19,546,625) and ($38,815,497), respectively)	$1,550,092,537	$1,469,398,201

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Global Government Income Trust, Inc. (the “Fund”), formerly AllianceBernstein Americas Government Income Trust, Inc., was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available

20	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Notes to Financial Statements

closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	21

Notes to Financial Statements

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of

22	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Notes to Financial Statements

the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily adjusted net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2007, such fees amounted to $94,250.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $838,086 for the year ended September 30, 2007.

For the year ended September 30, 2007, the Fund’s expenses were reduced by $91,638 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $84,878 from the sales of Class A shares and received $14,519, $119,221 and $43,902 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $27,937,135 and $9,898,722 for Class B and Class C shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,151,610,373	$2,247,006,860
U.S. government securities	691,903,652	500,579,038

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Cost	$1,608,618,347

Gross unrealized appreciation	$106,054,360
Gross unrealized depreciation	(3,697,344)

Net unrealized appreciation	$102,357,016

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

24	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Notes to Financial Statements

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a pledged account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2007, the Fund had no transactions in written options.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	25

Notes to Financial Statements

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

26	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2007, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of September 30, 2007.

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the year ended September 30, 2007, the average amount of reverse repurchase agreements outstanding was $222,103,090 and the daily weighted average annual interest rate was 4.97%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	26,704,930	18,821,158	$216,287,161	$142,691,485

Shares issued in reinvestment of dividends and distributions	3,926,145	4,517,628	23,773,715	34,111,951

Shares converted from Class B	11,511,127	5,824,434	90,180,319	43,913,319

Shares redeemed	(33,428,140)	(29,628,950)	(260,619,518)	(223,316,894)

Net increase (decrease)	8,714,062	(465,730)	$69,621,677	$(2,600,139)

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006
Class B
Shares sold	2,620,890	4,175,416	$22,048,326	$31,669,693

Shares issued in reinvestment of dividends and distributions	835,940	1,467,044	4,967,740	11,082,539

Shares converted to Class A	(11,510,103)	(5,827,279)	(90,180,319)	(43,913,319)

Shares redeemed	(7,545,339)	(11,666,493)	(58,646,172)	(87,918,271)

Net decrease	(15,598,612)	(11,851,312)	$(121,810,425)	$(89,079,358)

Class C
Shares sold	11,601,108	7,115,093	$90,976,751	$54,090,877

Shares issued in reinvestment of dividends and distributions	818,379	992,845	6,677,998	7,518,215

Shares redeemed	(8,257,939)	(6,903,938)	(64,603,842)	(52,134,342)

Net increase	4,161,548	1,204,000	$33,050,907	$9,474,750

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a “rebate rate” for the use of the cash the borrower has pledged as collateral. As of September 30, 2007, the Fund had no securities on loan.

28	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Concentration of Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Leverage Risk — When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2007.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	29

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2007 and September 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$69,446,654	$84,998,003

Total taxable distributions	69,446,654	84,998,003

Total distributions paid	$69,446,654	$84,998,003

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(142,990,889	)(a)
Unrealized appreciation/(depreciation)	101,444,577	(b)

Total accumulated earnings/(deficit)	$(41,546,312	) (c)

(a)	On September 30, 2007, the Fund had a net capital loss carryforward of $112,207,502, of which $99,607,909 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund elects to defer $10,514,969 of capital losses that are deemed to arise in the next taxable year. During the fiscal year, the Fund utilized capital loss carryforwards of $69,943,920. As of September 30, 2007, the Fund had deferred tax straddle losses of $20,268,418.

(b)	The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and premium adjustment on sale on securities, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court

30	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Notes to Financial Statements

for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	31

Notes to Financial Statements

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE L

Subsequent Events

Effective November 5, 2007 the Fund’s new name is AllianceBernstein Global Bond Fund, Inc. Also effective November 5, 2007, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to .90%, 1.60% and 1.60% of the average daily net assets for Class A, Class B and Class C shares, respectively.

32	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,	December 1, 2002 to September 30, 2003(b)	Year Ended November 30,
2007	2006	2005	2004(a)	2002(c)

Net asset value, beginning of period	$ 7.54	$ 7.69	$ 7.35	$ 7.54	$ 6.86	$ 7.07

Income From Investment Operations
Net investment income(d)	.40	.44	.50	.50	(e)	.44	.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.15)	.34	(.16)	.73	(.11)

Net increase in net asset value from operations	.92	.29	.84	.34	1.17	.45

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.44)	(.50)	(.53)	(.49)	(.60)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.06)

Total dividends and distributions	(.39)	(.44)	(.50)	(.53)	(.49)	(.66)

Net asset value, end of period	$ 8.07	$ 7.54	$ 7.69	$ 7.35	$ 7.54	$ 6.86

Total Return
Total investment return based on net asset value(f)	12.47%	3.90%	11.83%	4.72%	17.48%	6.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,071,398	$935,901	$957,697	$956,690	$1,060,244	$947,300
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.80%	1.04	%(g)	1.05%	1.25%	1.49	%(h)	1.57%
Expenses, before waivers/reimbursements	1.80%	1.04	%(g)	1.05%	1.41%	1.49	%(h)	1.57%
Expenses, before waivers/reimbursements excluding interest expense	1.05%	1.04	%(g)	1.05%	1.27%	1.26	%(h)	1.28%
Net investment income	5.09%	5.81	%(g)	6.78%	6.80	%(e)	7.28	%(h)	8.19%
Portfolio turnover rate	170%	104%	66%	76%	60%	160%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended September 30,	December 1, 2002 to September 30, 2003(b)	Year Ended November 30,
2007	2006	2005	2004(a)	2002(c)

Net asset value, beginning of period	$ 7.54	$ 7.68	$ 7.35	$ 7.54	$ 6.86	$ 7.07

Income From Investment Operations
Net investment income(d)	.34	.38	.44	.45	(e)	.40	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.14)	.33	(.16)	.73	(.11)

Net increase in net asset value from operations	.86	.24	.77	.29	1.13	.40

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.38)	(.44)	(.48)	(.45)	(.55)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.06)

Total dividends and distributions	(.33)	(.38)	(.44)	(.48)	(.45)	(.61)

Net asset value, end of period	$ 8.07	$ 7.54	$ 7.68	$ 7.35	$ 7.54	$ 6.86

Total Return
Total investment return based on net asset value(f)	11.65%	3.28%	11.04%	3.98%	16.84%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$171,078	$277,450	$373,923	$476,171	$696,043	$740,782
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.53%	1.76	%(g)	1.77%	1.98%	2.21	%(h)	2.28%
Expenses, before waivers/reimbursements	2.53%	1.76	%(g)	1.77%	2.15%	2.21	%(h)	2.28%
Expenses, before waivers/reimbursements excluding interest expense	1.77%	1.76	%(g)	1.77%	1.99%	1.98	%(h)	2.00%
Net investment income	4.36%	5.10	%(g)	5.82%	6.07	%(e)	6.59	%(h)	7.47%
Portfolio turnover rate	170%	104%	66%	76%	60%	160%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,	December 1, 2002 to September 30, 2003(b)	Year Ended November 30,
2007	2006	2005	2004(a)	2002(c)

Net asset value, beginning of period	$ 7.56	$ 7.71	$ 7.38	$ 7.57	$ 6.88	$ 7.09

Income From Investment Operations
Net investment income(d)	.34	.38	.44	.45	(e)	.40	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.52	(.15)	.34	(.16)	.74	(.12)

Net increase in net asset value from operations	.86	.23	.78	.29	1.14	.40

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.38)	(.45)	(.48)	(.45)	(.55)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.06)

Total dividends and distributions	(.33)	(.38)	(.45)	(.48)	(.45)	(.61)

Net asset value, end of period	$ 8.09	$ 7.56	$ 7.71	$ 7.38	$ 7.57	$ 6.88

Total Return
Total investment return based on net asset value(f)	11.65%	3.15%	10.87%	3.97%	16.94%	5.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$307,616	$256,047	$251,752	$251,666	$295,295	$277,015
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.50%	1.74	%(g)	1.76%	1.96%	2.20	%(h)	2.27%
Expenses, before waivers/reimbursements	2.50%	1.74	%(g)	1.76%	2.12%	2.20	%(h)	2.27%
Expenses, before waivers/reimbursements excluding interest expense	1.75%	1.74	%(g)	1.76%	1.97%	1.97	%(h)	1.99%
Net investment income	4.37%	5.07	%(g)	5.88%	6.07	%(e)	6.56	%(h)	7.45%
Portfolio turnover rate	170%	104%	66%	76%	60%	160%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	35

Financial Highlights

(a)	As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C, respectively.

(b)	The Fund changed its fiscal year end from November 30 to September 30.

(c)	As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $.04, decrease net realized and unrealized loss on investments per share by $.04 for Class A, B and C, respectively, and decrease the ratio of net investment income to average net assets from 8.83% to 8.19% for Class A, from 8.10% to 7.47% for Class B and from 8.09% to 7.45% for Class C. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

(d)	Based on average shares outstanding.

(e)	Net of waivers/reimbursement by the Adviser.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Annualized.

36	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Global Government Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Government Income Trust, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Government Income Trust, Inc. at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

11.3% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2007 qualify as “interest related dividends” for non-U.S. shareholders.

38	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott DiMaggio(2), Vice President

Fernando Grisales(2), Assistant Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC. •	39

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas, New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	107	SCB Partners Inc. and SCB Inc.

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 75 (1992)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	109	None

David H. Dievler, # 78 (1992)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of the American Institute of Certified Public Accountants since 1953.	108	None

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	107	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	107	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	107	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	107	None

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC. •	41

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	107	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate, and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	107	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Marc O. Mayer, 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Paul J. DeNoon, 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Scott DiMaggio, 36	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Fernando Grisales, 28	Vice President	Assistant Vice President of the Adviser,** with which he has been associated since prior to 2002.

Michael L. Mon, 38	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2002.

Douglas J. Peebles, 42	Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Matthew S. Sheridan, 32	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2002.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

Joseph J. Mantineo, 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2002.

Vincent S. Noto, 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC. •	43

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Government Income Trust (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003 is

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

44	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/06 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,470.5	Global Government Income Trust

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $93,000 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios as of the Fund’s most recent semi-annual period:

Fund	Total Expense Ratio[4]		Fiscal Year End
Global Government Income Trust	Class A Class B Class C	1.03% 1.75% 1.73%	September 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	45

extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Fund.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:5

Fund	AVPS Portfolio	Fee Schedule
Global Government Income Trust[6]	Americas Government Income Portfolio	0.50% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s

5	It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

6	The AVPS portfolio is a clone of the Fund.

46	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

analysis included the Fund’s ranking with respect to the proposed advisory fee7 relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Fund’s original EG had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that had a similar (but not the same) Lipper investment classification/objective.

Fund	Contractual Management Fee[9]	Lipper Expense Group Median	Rank
Global Government Income Trust[10]	0.500	0.603	1/8

Because Lipper had expanded the Fund’s EG, under Lipper’s standard guidelines, the Fund’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar (but not the same) Lipper investment objective/classification.11 A “normal” EU will include funds that have the same investment objective/classification as the subject fund.12 Set forth below is a

7	The Fund’s contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

10	The Fund’s EG includes the Fund, four other Global Income funds and three other International Income funds.

11	The expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

12	Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	47

comparison of the Fund’s total expense ratio and the medians of the Fund’s EGs and EUs. The Fund’s total expense ratio rankings are also shown:

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Government Income Trust[14]	1.054	1.080	3/8	1.185	6/23

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

13	Most recently completed fiscal year Class A share total expense ratio.

14	The Fund’s EU includes all other retail front end load Global Income funds and International Income funds, excluding outliers.

48	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.15 During the Fund’s most recently completed fiscal year, ABI received from the Fund $94,828, $9,497,207 and $338,478 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2005 in comparison to 2004. During the Fund’s most recently completed fiscal year, ABIS received $1,000,866 in fees from the Fund.16

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $11,698 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	49

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund17 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended June 30, 2006.19

	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.60	0.48	0.22	2/5	4/20
3 year	5.15	5.14	3.94	3/5	5/19
5 year	6.80	7.72	7.26	5/5	10/16
10 year	10.22	6.63	5.26	1/4	1/14

17	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG and PU are not identical to the Fund’s EG and EU. The Fund’s PG only includes peers from the Fund’s EG that have the same Lipper investment classification/objective as the Fund. Funds with negative management fees are excluded from EUs but not necessarily from PUs. In addition, PUs only include funds of the same Lipper investment objective/classification as the Fund, in contrast to EUs, which include funds of similar but not the same investment objective/classification.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

50	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark:20

	Periods Ending June 30, 2006 Annualized Performance
	1 Year	3 Year	5 Year	10 Year	Since Inception
Global Government Income Trust	1.60	5.15	6.80	10.22	8.65
Lehman Brothers Global Government Bond Index (unhedged)	-0.04	4.22	8.17	N/A	N/A

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

20	The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Bond Fund*

Corporate Bond Portfolio

Emerging Market Debt Fund

Diversified Yield Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

52	• ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments

GGIT-0151-0907

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Bond Fund	2006	$60,500	$5,771	$19,275
	2007	$64,000	$5,652	$19,875

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Bond Fund	2006	$686,534	$156,561
			$(137,286)
			$(19,275)
	2007	$1,218,782	$145,047
			$(125,172)
			$(19,875)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2007